Exhibit 99.2

Budesonide MMX(r) 9 mg for the induction of remission of mild-to-moderate ulcerative colitis (UC): data from a multicenter, randomized, double-blind, placebo-controlled study in North America and India 9 May 2011 William J. Sandborn1, Simon Travis2, Luigi Moro3, E. David Ballard4, Philip Yeung4, William Bleker4, and David Kriesel4 1University of California San Diego, La Jolla, CA, USA; 2John Radcliffe Hospital, Oxford, United Kingdom; 3Cosmo Pharmaceutials, SpA, Lainate, Italy; 4Santarus, Inc., San Diego, CA, USA

Budesonide Properties Budesonide Non-halogenated glucocorticoid structurally related to 16-hydroxyprednisolone that binds with high affinity to glucocorticoid receptors Greater topical anti-inflammatory activity but less systemic activity than other glucocorticoids due to high first pass metabolism Budesonide MMX(r) Extended release MMX(r) formulation allows for release of budesonide into the large intestine at a controlled rate

Summary of Human Pharmacokinetics of Budesonide MMX(r) 3 To Systemic Distribution

Therapies for Ulcerative Colitis (UC) Current Limitations Conventional therapies often have limited sites of action Oral corticosteroids are effective but have systemic adverse effects Large daily pill burden; multiple doses per day 4 Oral treatments Enemas, suppositories and foams Site of action Better treatment options are needed to address the unmet medical need in UC

Multi-matrix System (MMX(r)) Multi-matrix system (MMX(r)) - a unique technology Targeted drug delivery to entire colon, the site of UC Potential for efficacy of conventional steroid, while minimizing systemic side effects MMX(r) technology has previously been successfully applied to IBD (Lialda(r)) 5

Budesonide MMX(r) Comparative Pharmacokinetics Bioavailability profile of budesonide MMX(r) (6 and 9 mg tablets) compared to a controlled ileal-release formulation, Entocort(r) EC 9 mg (3 x 3 mg) capsules in healthy volunteers 6 Entocort(r) EC 3 mg x 3 capsules Budesonide MMX 9 mg Budesonide MMX 6 mg 8 30 36 4 concentration (pg/mL)

Objectives To evaluate the efficacy and safety of budesonide MMX(r) 6 and 9 mg/day in patients with mildly to moderately active ulcerative colitis 7

Study Design 8 week randomized, double-blind, placebo-controlled, multicenter, parallel group trial 97 sites in 4 Countries (Canada, India, Mexico, and USA) Patients with mildly to moderately active ulcerative colitis Randomized in a 1:1:1:1 ratio to: Budesonide MMX(r) 6 mg/day Budesonide MMX(r) 9 mg/day Asacol(r) 2.4 g/day (reference arm) Placebo 8

Key Inclusion/Exclusion Criteria Male or female, 18-75 years History of UC for ^ 6 months Excluded patients with limited distal proctitis (from anal verge up to 15 cm above the pectineal line) Experiencing a mild or moderate flare of UC with an UC Disease Activity Index (UCDAI, Sutherland Index) score ^ 4 and ^ 10 points No use of oral or rectal steroids in the last 4 weeks No use of immuno-suppressive agents in the last 8 weeks No use of anti-tumor necrosis factor alpha (anti-TNF^) agents in the last 3 months No concomitant use of any rectal preparation 9

Evaluation of Efficacy Individual Assessments (scored 0-3) Stool Frequency Rectal Bleeding Colonoscopy Physician's Rating of Disease Activity Primary Endpoint Remission at Week 8 defined as UCDAI score ^ 1 with: Rectal bleeding and stool frequency score = 0 AND Normal mucosa (no friability) on endoscopy AND Endoscopic Index Score with ^ 1 point reduction from baseline 10

Evaluation of Efficacy Secondary Endpoints Clinical Improvement Defined as a ^ 3 point reduction in UCDAI from Baseline to Week 8 Endoscopic Improvement Defined as a ^ 1 point reduction in the mucosal appearance score of the UCDAI from Baseline to Week 8 Other Endpoint Symptom Resolution Defined as having rectal bleeding AND stool frequency subscores of 0 at Week 8 11

Statistical Analysis Primary efficacy analysis Superiority of budesonide MMX(r) 6 mg or 9 mg versus placebo ^ = 0.025 (2-sided) Study not powered for comparisons of budesonide MMX(r) 6 mg versus budesonide MMX(r) 9 mg or budesonide MMX(r) 6 mg or 9 mg versus Asacol(r) Analysis performed on a pre-specified modified intention to treat population that excluded patients with major entry criteria violations inconsistent with good clinical practice and patients with histologic findings of inactive colitis on baseline biopsies 12

Patient Disposition 13 20 patients excluded from modified ITT analysis 3 for major entry criteria violation 17 for normal histology at baseline Placebo 121 patients Budesonide MMX(r) 9 mg 123 patients Budesonide MMX(r) 6 mg 121 patients Asacol(r) 2.4 g 124 patients Modified ITT Population (N=489) Safety Population (N=509) 76 patients (62.8%) completed study 89 patients (72.4%) completed study 89 patients (73.6%) completed study 95 patients (76.6%) completed study Reasons for discontinuation were similar across all treatment groups. Most common reasons were: treatment failure (44 patients); consent withdrawn (38); adverse event (28); and lost to follow up (12). Completed Study (N=349) 509 patients received at least 1 dose study treatment

Baseline Characteristics 14 N = 489 (modified ITT Population) Parameter PlaceboN = 121 MMX(r) 9 mgN = 123 MMX(r) 6 mgN = 121 Asacol(r) 2.4 g N = 124 Mean age (years) 41.0 41.5 43.7 43.8 Female gender (n [%]) 53 (43.8) 46 (37.4) 62 (51.2) 55 (44.4) Ulcerative colitis history Mean disease duration (years) 5.3 5.6 6.8 7.2 Duration ^ 1 year (n [%]) 33 (27.3) 34 (27.6) 27 (22.3) 23 (18.5) Duration > 1 to ^ 5 years (n [%]) 48 (39.7) 43 (35.0) 43 (35.5) 45 (36.3) Duration > 5 years (n [%]) 40 (33.1) 46 (37.4) 51 (42.1) 56 (45.2) Disease extent Proctosigmoiditis (n [%]) 41 (33.9) 34 (27.6) 28 (23.1) 37 (29.8) Left-sided colitis (n [%]) 34 (28.1) 32 (26.0) 41 (33.9) 35 (28.2) Extensive/pancolitis (n [%]) 40 (33.1) 56 (45.5) 50 (41.3) 52 (41.9) Mean baseline UCDAI score 6.6 6.3 6.5 6.8 Mean baseline Endoscopic Index (EI) score 7.5 7.7 7.7 7.9

Remission at Week 8 Primary Efficacy Endpoint 15 N=121 N=123 N=121 N=124 Remission, n(%) 9 (7.4) 22 (17.9) 16 (13.2) 15 (12.1) ^ vs. Placebo -- 10.4% 5.8% 4.7% P-value -- 0.0143* 0.1393 0.2200 * Statistically significant (p < 0.025) Not powered to show statistical difference between budesonide MMX(r) treatment arms and Asacol(r) N = 489 (modified ITT Population) % Remission

Remission at Week 8 Primary Efficacy Endpoint Sensitivity Analysis Sensitivity analysis in which all patients previously excluded from the modified ITT population (patients with major entry criteria violations and normal histology at baseline) were assigned to non- responder status 16 N = 509 (all randomized patients who received at least one dose) PlaceboN= 128n (%) MMX(r) 9 mgN= 127n (%) MMX(r) 6 mgN= 127n (%) Asacol(r)N= 127n (%) Patients in Remission 9 (7.0) 22 (17.3) 16 (12.6) 15 (11.8) P-value 0.0119* 0.1350 0.1912 * Statistically significant (p < 0.025)

Secondary Endpoints 17 N = 489 (modified ITT Population) * Clinical Improvement defined as a ^ 3 point reduction in UCDAI from Baseline to Week 8 + Endoscopic Improvement defined as a ^ 1 point reduction in the mucosal appearance score of the UCDAI from Baseline to Week 8; post hoc analysis Secondary endpoints not powered to show a statistical difference PlaceboN = 121n (%) MMX(r) 9 mgN = 123n (%) MMX(r) 6 mgN = 121n (%) Asacol(r)N = 124n (%) Clinical Improvement Status* (Yes) 30 (24.8) 41 (33.3) 37 (30.6) 42 (33.9) Difference between Active & Placebo 8.5% 5.8% 9.1% P-value 0.1420 0.3146 0.1189 Endoscopic Improvement Status+ (Yes) 40 (33.1) 51 (41.5) 43 (35.5) 41 (33.1) Difference between Active & Placebo 8.4% 2.4% 0% P-value 0.1746 0.6846 0.9991

Other Endpoint - Symptom Resolution (combined rectal bleeding and stool frequency scores of 0 at Week 8) 18 N=121 N=123 N=121 N=124 Symptom Resolution (yes), n(%) 20 (16.5) 35 (28.5) 35 (28.9) 31 (25.0) ^ vs. Placebo -- 11.9% 12.4% 8.5% P-value -- 0.0258* 0.0214* 0.1025 * Statistically significant (p < 0.05) Not powered to show statistical difference between budesonide MMX(r) treatment arms and Asacol(r) N = 489 (modified ITT Population) (CHART) % Symptom Resolution

Treatment-Emergent Adverse Events (TEAEs) 19 N = 509 (all randomized patients who received at least one dose) 1 Related = Possibly or Probably related to study drug (or missing an assessment) 2 Derived from Action Taken to Study Drug = "Drug withdrawn" PlaceboN=129n (%) MMX(r) 9 mgN=127n (%) MMX(r) 6 mgN=126n (%) Asacol(r)N=127n (%) TotalN=509n (%) Treatment Emergent AEs 81 (62.8) 73 (57.5) 74 (58.7) 80 (63.0) 308 (60.5) Related 1 34 (26.4) 36 (28.3) 35 (27.8) 31 (24.4) 136 (26.7) Leading to Discontinuation 2 24 (18.6) 15 (11.8) 18 (14.3) 14 (11.0) 71 (13.9) Serious TEAEs 3 (2.3) 3 (2.4) 2 (1.6) 4 (3.1) 12 (2.4) Related 1 0 (0.0) 1 (0.8) 1 (0.8) 0 (0.0) 2 (0.4) Leading to Discontinuation 2 2 (1.6) 2 (1.6) 2 (1.6) 1 (0.8) 7 (1.4)

Most Frequent TEAEs (^ 5% in any treatment group) 20 N = 509 (all randomized patients who received at least one dose) Preferred Term PlaceboN=129n (%) MMX(r) 9 mgN=127n (%) MMX(r) 6 mgN=126n (%) Asacol(r)N=127n (%) TotalN=509n (%) Patients with any TEAE 81 (62.8) 73 (57.5) 74 (58.7) 80 (63.0) 308 (60.5) Colitis ulcerative 21 (16.3) 14 (11.0) 15 (11.9) 13 (10.2) 63 (12.4) Headache 19 (14.7) 8 (6.3) 17 (13.5) 12 (9.5) 56 (11.0) Nausea 8 (6.2) 5 (3.9) 5 (4.0) 10 (7.9) 28 (5.5) Abdominal pain 8 (6.2) 6 (4.7) 2 (1.6) 10 (7.9) 26 (5.1) Insomnia 9 (7.0) 5 (3.9) 6 (4.8) 3 (2.4) 23 (4.5) Diarrhoea 7 (5.4) 2 (1.6) 5 (4.0) 8 (6.3) 22 (4.3) Pyrexia 9 (7.0) 3 (2.4) 5 (4.0) 3 (2.4) 20 (3.9) Back pain 7 (5.4) 5 (3.9) 4 (3.2) 2 (1.6) 18 (3.5) Flatulence 2 (1.6) 1 (0.8) 1 (0.8) 7 (5.5) 11 (2.2)

Morning Plasma Cortisol 21 Symbols indicate mean plasma cortisol level for each visit for each treatment. Error bars indicate 25th and 75th percentiles. Treatments are offset for readability. Numbers at the bottom of the graph are the number of patients at each visit that had plasma cortisol levels below the lower limit of normal (5 µg/dL).

Morning Plasma Cortisol Budesonide CIR versus Prednisolone in Crohn's Disease 22 Rutgeerts P et al., NEJM, Vol 331, No 13, Sept 29. 1994

Signs and Symptoms of Glucocorticoid Effects* 23 N = 509 (all randomized patients who received at least one dose) Effect PlaceboN=129n (%) MMX(r) 9 mgN=127n (%) MMX(r) 6 mgN=126n (%) Asacol(r)N=127n (%) Overall 13 (10.1) 14 (11.1) 6 (4.8) 10 (7.9) Moon Face 0 (0.0) 0 (0.0) 0 (0.0) 1 (0.8) Striae Rubrae 2 (1.6) 0 (0.0) 0 (0.0) 0 (0.0) Flushing 1 (0.8) 0 (0.0) 0 (0.0) 2 (1.6) Fluid Retention 1 (0.8) 2 (1.6) 2 (1.6) 1 (0.8) Mood Change 3 (2.3) 5 (4.0) 6 (4.8) 2 (1.6) Sleep Changes 7 (5.4) 4 (3.2) 3 (2.4) 1 (0.8) Insomnia 6 (4.7) 5 (4.0) 3 (2.4) 2 (1.6) Acne 3 (2.3) 3 (2.4) 0 (0.0) 5 (3.9) Hirsutism 0 (0.0) 0 (0.0) 0 (0.0) 1 (0.8) * Number of patients with worsening from baseline to any post-baseline visit No evidence of an increase in glucocorticoid effects were observed in budesonide MMX(r) versus placebo

Conclusions Budesonide MMX(r) 9 mg administered once daily was safe and effective for inducing remission in patients with mildly-to-moderately active UC Remission with budesonide MMX(r) 9 mg was superior to placebo (17.9% versus 7.4%; p-value = 0.0143) No significant differences between the study groups in the frequency of treatment emergent adverse events and serious adverse events, including potential glucocorticoid-related effects 24